UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report : June 15, 2004
                        (Date of earliest event reported)

                                  Red Hat, Inc.
             (Exact name of registrant as specified in its charter)




             Delaware                 0-26281                  06-1364380
--------------------------------------------------------------------------------
      (State or other juris-        (Commission             (IRS Employer
     diction of incorporation       File Number)          Identification No.)


               1801 Varsity Drive
                   Raleigh, NC                                 27606
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     (Address of principal executive offices)                (Zip Code)



                                  919-754-3700
                         (Registrant's telephone number)

Item 12. Results of Operations and Financial Condition.

On June 15, 2004, Red Hat, Inc. announced a preview of certain financial results for the quarter ended May 31, 2004, in advance of its previously announced earnings call on Thursday, June 17, 2004. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 17, 2004, Red Hat, Inc. announced its financial results for the quarter ended May 31, 2004. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in this report pursuant to Item 12, Results of Operations and Financial Condition, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 15, 2004            Red Hat, Inc.

                                By: Kevin B. Thompson
                                    --------------------------------------------
                                    Chief Financial Officer
                                    (Principal Financial Officer)

                                  EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------
99.1                 Press release dated June 15, 2004

99.2                 Press release dated June 17, 2004